T. Rowe Price Total Return Fund

Supplement to Summary Prospectus Dated October 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2021, Anna Dreyer will join Christopher P. Brown, Jr. as co-portfolio manager and Cochair of the fund’s Investment Advisory Committee. Ms. Dreyer joined T. Rowe Price in 2008.

The date of this supplement is December 10, 2020.

F228-041-S 12/10/20